UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 5, 2007

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
4(c))

Item 7.01.	Regulation FD Disclosure

On September 5, 2007, Tyson Foods, Inc. issued a press release announcing it had revised the range of expected fully diluted GAAP earnings per share for the full year ending September 29, 2007. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 7.01 and 9.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibit
Exhibit Number	Description
99.1	Press Release dated September 5, 2007, regarding expected full fiscal 2007 earnings guidance

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyson Foods, Inc.

Date: September 5, 2007	By:	/s/ R. Read Hudson
	Name:	R. Read Hudson
	Title:	Vice President, Associate General
Counsel and Secretary

Tyson Foods, Inc.

Current Report On Form 8-K

Dated September 5, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 5, 2007, regarding expected full fiscal 2007 earnings guidance